SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                  July 7, 2003



                        THE YORK WATER COMPANY
        (Exact name of Registrant as specified in its Charter)



Pennsylvania                       0-690                            23-1242500
(State or other jurisdiction   (Commission                    (I.R.S. Employer
 of incorporation)             File Number)                Identification No.)



130 East Market Street, York, Pennsylvania                               17401
(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number including Area Code                 717-845-3601




     (Former name or former address, if changed since last report.)

                         THE YORK WATER COMPANY
                                FORM 8-K





ITEM 5.    OTHER EVENTS


	York, Pennsylvania, July 7, 2003: Jeffrey S. Osman, President & CEO of The York Water Company (NASDAQ:YORW), announced today that the Company's rate case settlement has been approved by the presiding Administrative Law Judge Wayne Weismandel and the Pennsylvania Public Utility Commission effective June 26, 2003. The settlement provides for an increase in annual revenues of $1,725,000.

The settlement will increase the average residential gravity customer bill from $19.61 per month to $21.17 per month and the average residential repumped customer bill from $23.84 per month to $26.23 per month.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                         The York Water Company
                                                             (Registrant)


Dated:  July 7, 2003                                By: /s/ Kathleen M. Miller
                                                       (Kathleen M. Miller)
                                                        Chief Financial Officer